UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  April 21, 2015

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2015, Owens Realty Mortgage, Inc. (the “Company”) signed an amendment and restatement of its secured revolving line of credit facility with California Bank and Trust (“CB&T”) (the “Credit Facility”) to increase the maximum potential borrowings from $20,000,000 to $30,000,000 and to add First Bank as an additional Lender.

The Amended and Restated Credit Agreement is dated as of April 16, 2015, and is among the Company, as Borrower, CB&T as administrative agent, swingline lender and lender, and First Bank as an additional lender.   The parties also entered into a related Amended and Restated Advance Formula Agreement, two Master Revolving Notes from the Company (one to CB&T in an amount up to $20,000,000 and the other to First Bank in an amount up to $10,000,000), a restated Security Agreement, and an Addendum to Credit Agreement (Agency Provisions). These agreements collectively amend and restate the prior agreements with CB&T dated February 5, 2014.  Capitalized terms used and not defined herein are further defined in the new Credit Facility agreements.

The maximum borrowings under the revolving Credit Facility is the lesser of $30,000,000 or the amount determined pursuant to a borrowing base calculation described in the Advance Formula Agreement. $6,551,000 is currently outstanding under the existing Credit Facility, and the Company’s current maximum borrowing availability under the borrowing base calculation is $11,655,000 ($5,104,000 of additional borrowings available). At any time that the aggregate principal amount of the total borrowings under the Credit Facility exceeds the maximum permitted pursuant to the borrowing base calculation, the Company must promptly repay an amount equal to such excess.

Funds under the Credit Facility may be borrowed, repaid and redrawn, and all borrowings mature on February 5, 2016.  Such borrowings will bear interest payable monthly, in arrears, on the first business day of each month, at the prime rate of interest established by CB&T from time-to-time (currently 3.25%) plus one quarter percent (.25%) per annum. Upon a default under the Credit Facility such interest rate increases by 2.00%.

Borrowings under the Credit Facility are to be secured by certain assets of the Company. These collateral assets will include the grant to Lenders of first-priority deeds of trust on certain real property assets and trust deeds of the Company to be identified by the parties from time-to-time and all personal property of the Company, which collateral includes the assets described in the Security Agreement and in other customary collateral agreements that will be entered into by the parties from time-to-time.

The borrowing base calculation outlined in the Advance Formula Agreement equals the sum of: (a) the lesser of (i) 75% of the outstanding principal balance of those mortgage loan promissory notes issued by the Company in the ordinary course of business that qualify as “Eligible Loan Notes” according to criteria outlined in the Advance Formula Agreement and (ii) 50% of the then-current Appraised Value of the real property securing such Eligible Loan Notes; plus (b) 50% of the then-current Appraised Value of the real property owned by the Company that qualifies as “Eligible Owned Real Property” according to criteria outlined in the Advance Formula Agreement.

The Credit Facility contains affirmative, negative, and financial covenants which management believes are customary for loans of this type, including among others: approvals of new leases or lease renewals with respect to Company properties; maintaining the Company’s principal bank accounts with CB&T and maintenance of $2,000,000 of unencumbered liquid assets; maintenance of minimum debt-to-tangible net worth and debt service coverage ratios; limitations on repurchasing or redeeming stock of the Company; limitations on incurrence of liens or additional indebtedness; restrictions against guarantying debt outside the ordinary course of business; restrictions on asset dispositions, capital or corporate restructuring or other transactions outside the ordinary course of business; and restrictions on making certain investments. The amended Credit Facility is also subject to the payment of an additional fee of $25,000 per year, prorated from the effective date of the Note to Maturity, and certain administrative fees.

The Credit Agreement contains certain events of default (subject to specified thresholds and, in certain cases, cure periods), which management believes are customary for loans of this type. If an event of default occurs and is continuing under the Credit Agreement, the lenders may, among other things, terminate their obligations to lend under the Credit Facility and require the Company to repay all amounts owed thereunder.

The foregoing descriptions of the Credit Facility agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Credit Agreement, the two Master Revolving Notes, the Amended and Restated Advance Formula Agreement, the Security Agreement, and the Addendum to Credit Agreement (Agency Provisions) attached as Exhibits 10.1 through 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the amendment and restatement of the Credit Facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated as of April 16, 2015, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower.

10.2	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of First Bank, dated as of April 16, 2015.
10.3	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of California Bank & Trust, dated as of April 16, 2015.
10.4
Amended and Restated Advance Formula Agreement, dated as of April 16, 2015, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower.

10.5	Security Agreement, dated as of April 16, 2015, of Owens Realty Mortgage, Inc.
10.6
Addendum to Credit Agreement (Agency Provisions), dated as of April 16, 2015, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower

99.1	Press Release dated April 24, 2015.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            April 24, 2015                                             By: /s/ William C. Owens
Name:  William C. Owens
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated as of April 16, 2015, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower.

10.2	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of First Bank, dated as of April 16, 2015.
10.3	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of California Bank & Trust, dated as of April 16, 2015.
10.4
Amended and Restated Advance Formula Agreement, dated as of April 14, 2016, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower.

10.5	Security Agreement, dated as of April 14, 2016, of Owens Realty Mortgage, Inc.
10.6
Addendum to Credit Agreement (Agency Provisions), dated as of April 14, 2016, by and among California Bank & Trust as Administrative Agent and a Lender, First Bank as a Lender and Owens Realty Mortgage, Inc. as Borrower

99.1	Press Release dated April 24, 2015.